SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: September 22, 2003
HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-84611 (Commission File Number of Registrant)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)		60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated September 22, 2003 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and Bank One, National Association, as Trustee, with respect to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: September 26, 2003

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EXHIBIT INDEX

Exhibit Number		Exhibit
99

Monthly Servicing Report to Trustee dated September 22, 2003 pursuant to Sections 4.01 and 5.02 of the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement") among HFC Revolving Corporation, as Seller, Household Finance Corporation, as Servicer, and Bank One, National Association, as Trustee, with respect to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 Certificates.

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